EXHIBIT 10.1

Allstate Life Insurance Company of New York

3075 Sanders Road

Northbrook, IL  60062

Re: Sale Agreement for those Securities listed on Exhibit “A”

Allstate Life Insurance Company (“Seller”) by this Sale Agreement hereby agrees to sell, assign, transfer and deliver to Allstate Life Insurance Company of New York (“Purchaser”) on July 28, 2008 (the “Settlement Date”), all of its rights, title and interest in, to and under those certain Securities listed on Schedule “A” attached hereto (collectively, the “Securities”) and all claims (including “claims” as defined in the United States Bankruptcy Code, as amended (the “Bankruptcy Code”), § 101(5)), suits, causes of action, and any other right of Seller, whether known or unknown, against any obligor or issuer, any guarantor of an issuer’s obligations or any of their affiliates, agents, representatives, contractors, advisors, or any other entity that in any way is based upon, arises out of or is related to any of the foregoing, including, to the extent permitted under applicable law, all claims (including contract claims, tort claims, malpractice claims, and claims under any law governing the purchase and sale of, or indentures for, securities), suits, causes of action, and any other right of Seller against any attorney, accountant, financial advisor, or other entity arising under or in connection with the foregoing, in each case, solely to the extent related to the Securities (collectively, the “Claims”).  In this Sale Agreement, an issuer may also be referred to as the “obligor”.

1.             In order to induce Purchaser to purchase the Securities, Seller hereby represents and warrants to Purchaser that:

(a)           Seller is duly organized and validly existing and in good standing under the laws of the jurisdiction of its formation or incorporation and has the corporate or other power and authority to enter into and perform its obligations under this Sale Agreement and to sell, assign, transfer and deliver to the Purchaser the Securities.

(b)           This Sale Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, Seller, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

(c)           Seller is the legal, record and beneficial owner of the Securities.  Seller has, and will have as of the Settlement Date, good and valid title to the Securities, free and clear of all liens, claims, security interests, defenses, rights of set-off, options or encumbrances of any kind (“Encumbrances”); and, upon delivery of such Securities and payment therefor pursuant hereto, good and valid title to such Securities, free and clear of all Encumbrances, will be transferred to Purchaser.  The Securities are not subject to any prior sale, transfer, assignment or participation by Seller or any agreement by Seller to assign, convey, transfer or participate, in whole or in part.

(d)           Seller’s execution, delivery, and performance of this Sale Agreement, the sale and delivery of the Securities to be sold hereunder, and consummation of the transactions contemplated hereby will not result in a breach or violation of any provision of (i) Seller’s organizational documents, (ii) any statute, law, writ, order, rule or regulation of any governmental authority applicable to Seller, (iii) any judgment, injunction, decree or determination applicable to Seller or (iv) any contract, indenture, mortgage, loan agreement, note, lease or other instrument by which Seller may be bound or to which any of the assets of Seller are subject.

(e)           Except for those necessary approvals already received by Purchaser, no consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency or other third party, is required for Seller’s execution, delivery and performance of this Sale Agreement, the sale and delivery of the Securities being sold hereunder, or consummation of the transactions contemplated hereby.

(f)            Seller has received no notice and has no actual knowledge that the Securities (i) were not duly authorized, executed, issued and delivered and (ii) do not now constitute valid and legally binding obligations of the obligor enforceable in accordance with their terms (except as limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles).

(g)           At the Settlement Date, appropriate Bond Powers evidencing the transfer to Purchaser of the Securities will be executed by a person duly authorized to do so, will be lawfully delivered, and will be valid, binding and enforceable in accordance with the Bond Powers’ terms.

(h)           To the best of Seller’s knowledge, there are no conditions or restrictions applicable to the Securities that would prohibit the assignment thereof to you.  Seller knows of no reason that would prevent the Securities from being registered in your name or the name of your nominee subject to your providing the Issuer with any documentation required by the transfer agent with respect to the assignment of the Securities to you.

2.             In order to induce Seller to sell the Securities, Purchaser hereby makes the following representations and warranties:

(a)           Purchaser is duly organized and validly existing and in good standing under the laws and jurisdiction of its formation or incorporation, and has the corporate or other power and authority to purchase and hold the Securities and to enter into and perform its obligations under this Sale Agreement.

(b)           This Sale Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, Purchaser, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principals.

(c)           Purchaser’s execution, delivery, and performance of this Sale Agreement, the purchase of the Securities to be purchased hereunder, and the consummation of the transactions contemplated hereby will not result in a breach of any provision of (i) Purchaser’s organizational documents, (ii) and statute, law, writ, order, rule, or regulation of any governmental authority applicable to Purchaser, (iii) any judgment, injunction, decree or determination applicable to Purchaser, or (iv) any contract, indenture, mortgage, loan agreement, note, lease, or other instrument by which Purchaser may be bound or to which any of the assets of Purchaser are subject.

(d)           Except for those necessary approvals already received, no consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency or other third party, is required for Purchaser’s execution, delivery and performance of this Sale Agreement, the purchase of the Securities being purchased hereunder, or consummation of the transactions contemplated hereby.

(e)           Purchaser (i) is a sophisticated entity that is an accredited investor within the meaning of Rule 501 under the Securities Act of 1933 (the “Act”), (ii) is able to bear the economic risk associated with the purchase of the Securities, (iii) has received such information as it deems necessary and appropriate to make an informed decision regarding the purchase of the Securities, (iv) has such knowledge and experience, and has made investment of a similar nature, so as to be aware of the risks and uncertainties inherent in the purchase of investment of the type contemplated in this Sale Agreement.

(f)            The Securities are being acquired for Purchaser’s own account without any view to the “distribution” thereof within the meaning of the Act and Purchaser has no intention of distributing or reselling the Securities, or any part thereof, except in accordance with the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

3.             The sale, assignment and transfer of the Securities and the foregoing representations, warranties and agreements of each of Seller and Purchaser shall be deemed made on and at the date of Seller’s transfer of the Securities to Purchaser or its nominee.  Purchaser shall have no recourse against Seller, nor shall Seller incur any liability, for any misstatement (whether material or immaterial) or omission (whether negligent or otherwise) of any issuer or any of the other parties to the Securities (other than of Seller to the extent set forth herein).

4.             Seller and Purchaser hereby agree that in consideration of the transfer to Purchaser by Seller of the Securities pursuant hereto, Purchaser, upon delivery to Purchaser of the Securities, together with duly authorized Bond Powers as appropriate to effect transfer, will pay to Seller by wire transfer of immediately available funds the amount determined in accordance with the attached Purchase Price Schedule in accordance with the payment wiring instructions set forth on the Purchase Price Schedule (or such other account of Seller as Seller may direct).  Settlement will take place pursuant to the following instructions: Seller will cause its clearing bank to deliver the Securities and Bond Powers to the following institution:

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

c/o Citibank, N.A.

333 West 34th Street, 3rd Floor Securities Vault

New York, New York 10001

Attention:  Danny Reyes

For Allstate Life Insurance Company of New York/Safekeeping Account No. 846784

(or such other account of Purchaser as Purchaser may direct)

5.             From and after the date hereof, each of Purchaser and Seller covenants and agrees to execute and deliver all such agreements, instruments and documents and to take all such further actions as the other party may reasonably request from time to time (at the requesting party’s expense) to carry out the intent and purposes and to consummate the transactions contemplated hereby and to fully effect the transfer of the Securities to Purchaser.

6.             If at any time after the closing of the transactions contemplated hereby, Seller receives any payment or other distributions of cash (including principal, interest, or premium), notes, securities, or other property (including collateral) or proceeds under or in respect of the Securities (a “Distribution”), Seller shall (i) accept and hold the Distribution for the account and sole benefit of Purchaser, (ii) have no equitable or beneficial interest in the Distribution, and (iii) promptly deliver the Distribution to Purchaser in accordance with the wiring instructions set forth below (free of any withholding, setoff, recoupment, or deduction of any kind except as required by law).

7.             Both parties shall maintain the confidentiality of the terms of this transaction unless otherwise required by law or regulatory authority (including, without limitation, the National Association of Insurance Commissioners), except that the parties may disclose the terms of the transaction to respective attorneys, accountants, and other advisors.

8.             The respective agreements, representations, warranties and other statements of Seller and Purchaser set forth in or made pursuant to this Sale Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of Purchaser or Seller or any of their respective partners, officers or directors or any controlling person, as the case may be, and will survive delivery of and payment for the Securities sold hereunder.

9.             This Sale Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within such state.  THE PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT THAT THEY MAY HAVE TO TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION, OR IN ANY LEGAL PROCEEDING, DIRECTLY OR INDIRECTLY BASED UPON OR ARISING OUT OF THIS SALE AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS SALE AGREEMENT (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).

10.           This Sale Agreement will inure to the benefit of and be binding upon the parties hereto, and in each case their respective successors, and no other person will have any right or obligation hereunder.

11.           The invalidity or unenforceability of any section, paragraph or provision of this Sale Agreement shall not affect the validity or enforceability of any other section, paragraph or provision hereof.  If any section, paragraph or provision of this Sale Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made changes (and only such changes) as are necessary to make it valid and enforceable.

12.           This Sale Agreement constitutes the entire agreement of the parties to this Sale Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof.  This Sale Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.  This Sale Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit.

Allstate Life Insurance Company

By:	/s/ David Walsh
Name: David Walsh
Title: Authorized Signatory

By:	/s/ Judith P. Greffin
Name: Judith P. Greffin
Title: Authorized Signatory

Accepted and Agreed this 28th day of July, 2008.

Allstate Life Insurance Company of New York

By:	/s/ David Walsh
Name: David Walsh
Title: Authorized Signatory

By:	/s/ Breege A. Ferrell
Name: Breege A. Ferrell
Title: Authorized Signatory

Purchase Price Schedule

Seller’s Wiring Instructions

Bank:	Citibank
ABA#:	021000089
Account Name:	Allstate Life Insurance Company Collection Account
Account#:	846782

The Purchase Price for each respective security listed on Schedule “A” shall be the “Evaluated Bid” price at the end of day market close on the day before Settlement, as furnished (absent manifest error) to the parties hereto by Interactive Data Pricing and Reference Data, Inc., plus accrued interest to, but not including, the Settlement Date.

EXHIBIT A

CUSIP	DESCRIPTION	STATUTORY BOOK VALUE @ 7/25/2008 (Purchasing company)	MARKET VALUE @ 7/25/08 (Evaluated Bid price)	ORIGINAL BOOK VALUE	MATURITY DATE	COUPON RATE	NAIC RATING @ 6/30/08	ACCRUALS @ 7/25/08
796825AT4	SAN BERNARDINO CNTY CA FING PENSION 95	6,548,240.00	6,548,240.00	6,548,240.00	8/1/2012	0	1FE	0.00
718846AJ7	PHOENIX AZ CIVIC IMPT RNTL CAR FAC 04	4,891,450.00	4,891,450.00	4,891,450.00	7/1/2015	5.77	1FE	21,637.50
79771PXS9	SAN FRANCISCO CA REDEV TAX ALLOC 04D	2,572,706.40	2,572,706.40	2,572,706.40	8/1/2012	5.4	1FE	67,171.50
79771PXT7	SAN FRANCISCO CA REDEV TAX ALLOC 04D	2,708,013.10	2,708,013.10	2,708,013.10	8/1/2013	5.5	1FE	72,066.04
79771PXU4	SAN FRANCISCO CA REDEV TAX ALLOC 04D	2,853,649.95	2,853,649.95	2,853,649.95	8/1/2014	5.55	1FE	76,814.31
796825AT4	SAN BERNARDINO CNTY CA FING PENSION 95	6,761,057.80	6,761,057.80	6,761,057.80	8/1/2012	0	1FE	0.00
846565AC3	SPARKS REGL MED CTR AR MEDCAP V LLC 02	1,905,780.00	1,905,780.00	1,905,780.00	6/15/2017	7.124	2FE	17,020.83
61746WPL8	MSDWC 2002-TOP7, D	1,880,152.40	1,880,152.40	1,880,152.40	1/15/2039	6.23	1FE	9,345.00
07383FQU5	BSCMS 2003-T10, A2	7,726,638.44	7,726,638.44	7,726,638.44	3/13/2040	4.74	1FE	28,333.35
52108HMU5	LBUBS 2002-C4, A5	6,795,867.40	6,795,867.40	6,795,867.40	9/15/2031	4.853	1FE	16,041.86
46625MWY1	JPMCC 2003-CIB6, B	4,892,558.00	4,892,558.00	4,892,558.00	7/12/2037	5.356	1FE	20,085.00
126175AB4	COMM 2003-LB1A, A2	6,105,964.80	6,105,964.80	6,105,964.80	6/10/2038	4.084	1FE	19,909.50
59022HFY3	MLMT 2005-MKB2, A4	7,144,171.50	7,144,171.50	7,144,171.50	9/12/2042	5.204	1FE	29,272.50
07387BDZ3	BSCMS 2005-PW10 A3	6,434,502.75	6,434,502.75	6,434,502.75	12/11/2040	5.395	1FE	26,300.63
60687VAG0	MLCFC 2006-3 AM	6,961,960.12	6,961,960.12	6,961,960.12	7/12/2046	5.456	1FE	32,122.20
46628FAM3	JPMCC 2006-LDP7 AM	8,731,135.60	8,731,135.60	8,731,135.60	4/15/2045	5.87521	1FE	41,807.43
59023BAH7	MLMT 2006-C1 AJ	2,383,364.92	2,383,364.92	2,383,364.92	5/12/2039	5.6584	1FE	12,140.25
17252MAF7	CINTAS CORP NO 2	8,235,760.00	8,235,760.00	8,235,760.00	6/1/2012	6	1FE	76,000.00
5526E2AB5	MBNA AMERICA BANK NA	5,170,040.00	5,170,040.00	5,170,040.00	6/15/2012	6.625	1FE	39,565.97
89346DAA5	TRANSALTA CORP	2,032,278.00	2,032,278.00	2,032,278.00	7/15/2012	6.75	2FE	4,875.00
428236AG8	HEWLETT-PACKARD CO	3,183,333.00	3,183,333.00	3,183,333.00	7/1/2012	6.5	1FE	14,625.00
428236AG8	HEWLETT-PACKARD CO	7,427,777.00	7,427,777.00	7,427,777.00	7/1/2012	6.5	1FE	34,125.00
144141CS5	CAROLINA POWER & LIGHT	6,257,790.00	6,257,790.00	6,257,790.00	7/15/2012	6.5	2FE	14,083.33
046265AE4	ASTORIA FINANCIAL CORP	4,647,855.00	4,647,855.00	4,647,855.00	10/15/2012	5.75	2FE	82,256.94
00209AAG1	AT&T WIRELESS SVCS INC	2,183,922.00	2,183,922.00	2,183,922.00	5/1/2012	8.125	1FE	39,270.83
025816AQ2	AMERICAN EXPRESS	4,699,255.00	4,699,255.00	4,699,255.00	7/15/2013	4.875	1FE	8,802.08
178566AB1	CITY NATIONAL CORP	2,666,819.35	2,666,819.35	2,666,819.35	2/15/2013	5.125	1FE	70,774.83
293791AN9	ENTERPRISE PRODUCTS OPER	5,815,464.00	5,815,464.00	5,815,464.00	10/15/2014	5.6	2FE	96,133.33
10112RAB0	BOSTON PROPERTIES INC	6,459,615.50	6,459,615.50	6,459,615.50	1/15/2013	6.25	2FE	14,670.14
012653AA9	ALBEMARLE CORP	4,684,100.00	4,684,100.00	4,684,100.00	2/1/2015	5.1	2FE	125,375.00
828807BP1	SIMON PROPERTY GROUP LP	4,824,450.00	4,824,450.00	4,824,450.00	12/1/2015	5.75	1FE	45,520.83
91530B202	UNITED OVERSEAS BANK LTD	4,532,815.00	4,532,815.00	4,532,815.00	12/29/2049	5.796	P2U	107,065.00
428236AG8	HEWLETT-PACKARD CO	5,305,555.00	5,305,555.00	5,305,555.00	7/1/2012	6.5	1FE	24,375.00
68402LAC8	ORACLE CORP/OZARK HLDG	4,906,665.00	4,906,665.00	4,906,665.00	1/15/2016	5.25	1FE	9,479.17
706451BF7	PEMEX PROJ FDG MASTER TR	7,940,000.00	7,940,000.00	7,940,000.00	12/15/2015	5.75	2FE	54,944.44
064207UV3	BANK OF OKLAHOMA	9,489,530.00	9,489,530.00	9,489,530.00	5/15/2017	5.75	2FE	116,597.22
152312AS3	CENTEX CORP	4,950,000.00	4,950,000.00	4,950,000.00	8/15/2012	5.45	3FE	148,058.33
41283DAA1	HARLEY-DAVIDSON FUNDING	4,786,485.00	4,786,485.00	4,786,485.00	12/15/2012	5.25	1FE	31,354.17

		197,496,722.03	197,496,722.03	197,496,722.03				1,648,019.51